SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               April 30, 2002


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                           1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On April 30, 2002, The Procter & Gamble Company (the "Company") issued a news release with respect to third quarter earnings. P&G is filing this 8-K pursuant to the SEC's Regulation FD.


                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       April 30, 2002




                                     EXHIBIT
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1.       News Release by The Procter & Gamble Company dated April 30, 2002.